Carillon Scout International Fund
Summary Prospectus | 11.20.2017
Class A CSIGX	Class C CSIHX	Class I UMBWX	Class Y CSIZX	Class R-3 CSIQX	Class R-5 CSIUX	Class R-6 CSIWX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated November 20, 2017, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment objective | The Carillon Scout International Fund (“International Fund” or the “fund”) seeks long-term growth of capital and income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund’s Prospectus and on page 44 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

the value of your investment):
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.34% (b)	0.34% (b)	0.29%	0.34%(b)	0.34% (b)	0.29% (b)	0.19% (b)
Total Annual Fund Operating Expenses	1.36%	2.11%	1.06%	1.36%	1.61%	1.06%	0.96%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$607	$885	$1,184	$2,032
Class C	$314	$661	$1,134	$2,441
Class I	$108	$337	$585	$1,294
Class Y	$138	$431	$745	$1,635
Class R-3	$164	$508	$876	$1,911
Class R-5	$108	$337	$585	$1,294
Class R-6	$98	$306	$531	$1,178

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies | The fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.  The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, and warrants and other rights.  The fund normally invests at least 80% of its net assets in equity securities as described above.
In selecting securities for the fund, the portfolio management team primarily performs fundamental “bottom-up” analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company’s cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices.  The fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.

The portfolio management team also considers geopolitical and macroeconomic issues.  In addition, the fund may invest in a company domiciled in the United States if more than 50% of the company’s assets, personnel, sales or earnings are located outside the United States and therefore the company’s primary business is carried on outside the United States.

The portfolio management team believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies’ record and prospects continue to meet with the portfolio management team’s approval.

The fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.
The fund may also invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. In such cases, the fund will resume investing primarily in equity securities when conditions warrant.
The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;
• Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund’s predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 19.33%.
During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	21.57%	September 30, 2009
Worst Quarter	(20.84)%	September 30, 2011

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	9/14/1993	6.82%	6.01%	2.77%
After Taxes on Distributions		2.99%	3.57%	1.41%
After Taxes on Distributions and Sale of Fund Shares		7.40%	4.89%	2.33%
Class A – Before Taxes	11/20/17	1.43%	4.68%	1.96%
Class C – Before Taxes	11/20/17	5.71%	4.91%	1.70%
Class Y – Before	11/20/17	6.50%	5.70%	2.46%

Taxes
Class R-3 – Before Taxes	11/20/17	6.24%	5.44%	2.20%
Class R-5 – Before Taxes	11/20/17	6.82%	6.01%	2.77%
Class R-6 – Before Taxes	11/20/17	6.92%	6.12%	2.87%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
MSCI EAFE Index	1.00%	6.53%	0.75%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | Michael D. Stack,  CFA®, has served as the Lead Portfolio Manager of the fund and Angel M. Lupercio has served as Co-Portfolio Manager of the fund since its inception in 2017.  Messrs. Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Stack was Assistant Portfolio Manager of the fund’s predecessor from February 2006 through December 2007; Co-Portfolio Manager of the fund’s predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the fund’s predecessor from March 31, 2014 through December 31, 2014; and Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017.  Mr. Lupercio served as Co-Portfolio Manager of the fund’s predecessor from 2015 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.